July 25, 2013

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

Supplement to Prospectus
dated December 31, 2012

The following information supplements and supersedes any contrary information contained in the sections of the Fund’s prospectus entitled “Fund Summary – BNY Mellon Asset Allocation Fund – Principal Investment Strategy” and “Fund Details – BNY Mellon Asset Allocation Fund”:

The Trust’s board has approved a modification to the permissible investment options in the Large Cap Equities asset class of BNY Mellon Asset Allocation Fund by removing BNY Mellon U.S. Core Equity 130/30 Fund as an investment option, effective on or about August 29, 2013, and adding Dreyfus Research Growth Fund, Inc. and Dreyfus Strategic Value Fund as additional investment options, effective on or about August 1, 2013 (the “Effective Date”).

In addition, the Trust’s board has approved a modification to the aggregate range of the fund’s investment in its Large Cap Equities asset class to “20% to 45%.”

As revised to reflect the modifications in the investment options of the fund and to the fund’s range for allocating its assets to the Large Cap Equities asset class, the targets and ranges (expressed as a percentage of the fund’s investable assets) by asset class of the fund as of the Effective Date are as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Focused Equity Opportunities Fund BNY Mellon Income Stock Fund Dreyfus Appreciation Fund, Inc. Dreyfus U.S. Equity Fund Dreyfus Research Growth Fund, Inc. Dreyfus Strategic Value Fund	34%	20% to 45%
Small Cap and Mid Cap Equities BNY Mellon Mid Cap Multi-Strategy Fund BNY Mellon Small/Mid Cap Fund BNY Mellon Small Cap Multi-Strategy Fund Dreyfus Select Managers Small Cap Value Fund Dreyfus Select Managers Small Cap Growth Fund	11%	5% to 20%
Developed International and Global Equities BNY Mellon International Fund Dreyfus/Newton International Equity Fund Global Stock Fund (Dreyfus) International Stock Fund (Dreyfus) Dreyfus Global Real Estate Securities Fund	7%	5% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund	10%	5% to 15%
Investment Grade Bonds Direct Investments BNY Mellon Short-Term U.S. Government Securities Fund BNY Mellon Intermediate Bond Fund Dreyfus Inflation Adjusted Securities Fund	28%	20% to 55%
High Yield Bonds Dreyfus High Yield Fund	3%	0% to 10%
Emerging Markets Debt Dreyfus Emerging Markets Debt Local Currency Fund Unaffiliated Investment Company	2%	0% to 10%
Diversifying Strategies Unaffiliated Investment Companies	4%	0% to 20%
Money Market Instruments Direct Investments	1%	0% to 10%

On or before August 29, 2013, the fund’s portfolio manager responsible for investment allocation decisions will reduce the fund’s allocation to BNY Mellon U.S. Core Equity 130/30 Fund to zero.

Description of the Asset Classes

The following describes the additional underlying funds in which the fund may invest to gain investment exposure to the Large Cap Equities asset class.

Large Cap Equities

Dreyfus Research Growth Fund, Inc. invests in stocks selected by a team of core research analysts, with each analyst responsible for this underlying fund’s investments in his or her area of expertise.  As the portfolio managers for this underlying fund, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund.  This underlying fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  The analysts, under the direction of the director of the core research team, determine this underlying fund’s allocations among market sectors.  This underlying fund’s portfolio is structured so that its sector weightings generally are similar to those of its benchmark, the Russell 1000® Growth Index.

Dreyfus Strategic Value Fund invests in stocks through a process in which this underlying fund’s portfolio managers identify potential investments through extensive quantitative and fundamental research.  The fund will focus on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

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July 25, 2013

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

Supplement to Statement of Additional Information
dated December 31, 2012

The following information supplements and supersedes any contrary information contained in the Statement of Additional Information relating to BNY Mellon Asset Allocation Fund:

The Trust’s board has approved a modification to the permissible investment options in the Large Cap Equities asset class of the fund by removing BNY Mellon U.S. Core Equity 130/30 Fund as an investment option, effective on or about August 29, 2013, and adding Dreyfus Research Growth Fund, Inc. and Dreyfus Strategic Value Fund as investment options, effective on or about August 1, 2013.

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